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                                                                    EXHIBIT 10.4


                                          $300,000,000 AMENDED AND RESTATED
                               COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT dated as of March 3, 2000 (the "Amended and Restated Credit Agreement"), among PERKINELMER, INC. (formerly known as "EG&G, Inc.") (the "Borrower"), the LENDERS listed on the signature pages hereof and THE CHASE MANHATTAN BANK, as Administrative Agent.WHEREAS, the Borrower, certain Lenders and the Administrative Agent are parties to the $250,000,000 Competitive Advance and Revolving Credit Facility Agreement dated as of March 5, 1999 (the "Credit Agreement");

          WHEREAS, the Borrower has requested that the Lenders amend and restate the Credit Agreement;

          WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to agree to such amendment and restatement; and

          WHEREAS, each capitalized term used but not defined herein shall have the meaning assigned to it in the Credit Agreement as amended and restated hereby;

          NOW, THEREFORE, in consideration of the premises, the Borrower and the undersigned Lenders hereby agree as follows:

          SECTION 1. AMENDMENT AND RESTATEMENT. Effective as of the date hereof (but subject to the conditions set forth in Section 3), the Credit Agreement is hereby amended and restated in the form of a new agreement (this "Amended and Restated Credit Agreement") identical to the Credit Agreement, which is incorporated by reference herein as modified by the following amendments, and all rights and obligations of the Borrower, the Lenders and the Agent under the Credit Agreement (including accrued interest and fees) shall continue as so modified as rights and obligations of such parties under this Amended and Restated Credit Agreement:

          (a) The name "EG&G, Inc." in the Credit Agreement is hereby replaced with "PerkinElmer, Inc.".

          (b) The aggregate principal amount of the Lenders' Commitments set forth in the preamble of the Credit Agreement is hereby changed from "principal amount not in excess of

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$250,000,000" to "principal amount not in excess of $300,000,000".

          (c) The definition of "Maturity Date" in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following:

          "MATURITY DATE" shall mean March 1, 2002.

          (d) The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby replaced in its entirety with the following:

          "TERMINATION DATE" shall mean March 2, 2001.

          (e) The reference to the date "March 31, 1999" in Section 2.05 of the Credit Agreement is hereby replaced with "March 31, 2000".

          (f) Section 2.13(b) of the Credit Agreement is hereby amended by: (i) deleting the phrase "compliance by any Lender (or any lending office of such Lender)" and inserting in place thereof "compliance by any Lender or any entity controlling a Lender (or any lending office of such Lender or entity controlling such Lender)" and (ii) deleting the phrase "reducing the rate of return on such Lender's capital as a consequence of this Agreement" and substituting it with "reducing the rate of return on such Lender's capital (or the capital of an entity controlling such Lender) as a consequence of this Agreement".

          (g) Section 2.18(a) of the Credit Agreement is hereby amended by inserting before the period at the end of the subsection ", without setoff, counterclaim or other deductions".

          (h) In Section 3.04(a) of the Credit Agreement, the phrase "The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of January 3, 1999," is hereby deleted and replaced with "The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of January 3, 2000".

          (i) All references to the date "September 27, 1998" in Section 3.04(b) of the Credit Agreement are hereby replaced with "September 30, 1999".

          (j) Section 3.13 of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

          "Section 3.13. YEAR 2000. There has not occurred, and the Borrower does not expect that there will occur, any material disruption in the operations or business systems of the Borrower or its Subsidiaries resulting from the

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     inability of computer systems of the Borrower and its Subsidiaries or equipment containing embedded microchips to recognize or properly process dates in or following the year 2000."

          (k) The reference to the date "January 3, 1999" in Section 3.14 of the Credit Agreement is hereby replaced with "September 30, 1999".

          (l) Section 4.02(e) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:
          "(e) No Loan shall be outstanding under the $250,000,000 Competitive Advance and Revolving Credit Facility Agreement dated as of March 5, 1999."

          (m) Section 9.13(c) of the Credit Agreement is hereby amended by deleting the phrase "Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01." and replacing it with "Each Borrower hereby irrevocably consents to service of process in the manner provided for notices in Section 9.01."

          (n) Section 9.16(e) of the Credit Agreement is hereby deleted and replaced in its entirety with the following:

          "(e) to any Affiliate of or any actual or prospective assignee or participant in any rights of such Lender or the Administrative Agent under this Agreement, provided that such Affiliate, assignee or participant delivers to the Administrative Agent or such Lender, as applicable, a confidentiality letter containing substantially the undertakings set forth in this Section 9.16 and".

          (o) Schedules 2.01 and 3.08 to the Credit Agreement are hereby replaced with the Schedules 2.01 and 3.08 attached to this Amended and Restated Credit Agreement.

          (p) All references in the Credit Agreement to "the date hereof" or "the date of this Agreement", and all similar references to the date of the Credit Agreement, shall be deemed references to the date of this Amended and Restated Credit Agreement.

          (q) The Exhibits to the Credit Agreement are hereby amended by replacing the references to the "$250,000,000 Competitive Advance and Revolving Credit Facility Agreement dated as of March 5, 1999 (as amended, modified, extended or restated from time to time, the "Agreement")" with references to the "$300,000,000 Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of March 3, 2000 (the "Agreement")" and by replacing any other references therein to March 5, 1999, with references to March 3, 2000.


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Additionally, all references to "EG&G, Inc." in the Exhibits to the Credit
Agreement are hereby replaced with "PerkinElmer, Inc." The reference to "the Competitive Advance and Revolving Credit Facility Agreement dated as of March 5, 1999" in Exhibit D-1 to the Credit Agreement is hereby replaced with "the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of March 3, 2000". The reference to "the 5-Year Competitive Advance and Revolving Credit Facility Agreement dated as of March 21, 1994 and the Competitive Advance and Revolving Credit Facility Agreement dated as of March 5, 1999" in Exhibit D-2 to the Credit Agreement is hereby replaced with "the 5-Year Competitive Advance and Revolving Credit Facility Agreement dated as of March 21, 1994 and the Amended and Restated Competitive Advance and Revolving Credit Facility Agreement dated as of March 3, 2000".

          SECTION 2. REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Article III of the Credit Agreement, as amended by this Amended and Restated Credit Agreement, shall be deemed to have been repeated in this Amended and Restated Credit Agreement on and as of the date hereof, with all references to "this Agreement", "hereof" and "hereunder", and all similar references, being deemed to refer to this Amended and Restated Credit Agreement.

          SECTION 3. EFFECTIVENESS. This Amended and Restated Credit Agreement shall become effective on the date hereof, subject to the satisfaction on and as of the date hereof of the conditions set forth in Section 4.02 of the Credit Agreement as amended hereby, with references in such Section 4.02 to "hereunder" meaning "under this Amended and Restated Credit Agreement" and references to "this Agreement" meaning this Amended and Restated Credit Agreement.

          SECTION 4. APPLICABLE LAW. This Amended and Restated Credit Agreement shall be construed in accordance with and governed by the law of the State of New York.

          SECTION 5. COUNTERPARTS. This Amended and Restated Credit Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amended and Restated Credit Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amended and Restated Credit Agreement.

          SECTION 6. HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amended and Restated Credit Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Amended and Restated Credit Agreement.


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          SECTION 7. EXPENSES. The Borrower shall reimburse the Agent for its expenses in connection with this Amended and Restated Credit Agreement as separately agreed in writing with the Agent.

          IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the undersigned Lenders have caused this Amended and Restated Credit Agreement to be duly executed by their duly authorized officers, all as of the date first above written.

                                          PERKINELMER, INC.,

                                            by
                                                  /s/  Gregory D. Perry
                                                 ----- -----------------------
                                                 Name:   Gregory D. Perry
                                                 Title: VP Control & Treasury

                                          THE CHASE MANHATTAN BANK,
                                          individually and as Administrative
                                          Agent,

                                            by
                                                  /s/  Robert T. Sacks
                                                 ----- -----------------------
                                                 Name:   Robert T. Sacks
                                                 Title: Managing Director

                                          ABN AMRO BANK N.V.,

                                            by
                                                  /s/  James E. Davis
                                                 ----- -----------------------
                                                 Name:   James E. Davis
                                                 Title: Group Vice President

                                            by
                                                  /s/  Ildiko E. Juhasz
                                                 ----- -----------------------
                                                 Name:   Ildiko E. Juhasz
                                                 Title: Assistant VP
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                                          BANCA NAZIONALE DEL LAVORO S.p.A.

                                            by
                                                  /s/  Giulio Giovine
                                                 ----- -----------------------
                                                 Name:   Giulio Giovine
                                                 Title: Vice President

                                            by
                                                  /s/  Leonardo Valentini
                                                 ----- -----------------------
                                                 Name:   Leonardo Valentini
                                                 Title: First Vice President

                                          BANK ONE, NA (main office Chicago),

                                            by
                                                  /s/  Jeffrey Lubatkin
                                                 ----- -----------------------
                                                 Name:   Jeffrey Lubatkin
                                                 Title: Vice President

                                          BARCLAYS BANK,

                                            by
                                                  /s/  Terance Bullock
                                                 ----- -----------------------
                                                 Name:   Terance Bullock
                                                 Title: Vice President

                                          DRESDNER BANK AG, New York and
                                          Grand Cayman branches,

                                            by
                                                  /s/  Joanna M. Solowski
                                                 ----- -----------------------
                                                 Name:   Joanna M. Solowski
                                                 Title: Vice President

                                            by
                                                  /s/  J. Michael Leffler
                                                 ----- -----------------------
                                                 Name:   J. Michael Leffler
                                                 Title: Senior Vice President

                                          FLEETBOSTON (Boston),

                                            by
                                                  /s/  Jorge A. Schwarz
                                                 ----- -----------------------
                                                 Name:   Jorge A. Schwarz
                                                 Title: Director


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                                          MELLON BANK, N.A.,

                                            by
                                                  /s/  R. Jane Westrich
                                                 ----- -----------------------
                                                 Name:   R. Jane Westrich
                                                 Title: Vice President

                                          NORTHERN TRUST COMPANY (Chicago),

                                            by
                                                  /s/  Michelle D. Griffin
                                                 ----- -----------------------
                                                 Name:   Michelle D. Griffin
                                                 Title: Vice President

                                          SG COWEN (New York),

                                            by
                                                  /s/  Nicolas Guerin
                                                 ----- -----------------------
                                                 Name:   Nicolas Guerin
                                                 Title: Vice President

                                          STANDARD CHARTERED BANK, (New York),

                                            by
                                                  /s/  Natalie Yang
                                                 ----- -----------------------
                                                 Name:   Natalie Yang
                                                 Title: VP Corporate Banking

                                            by
                                                  /s/  Andrew Ng
                                                 ----- -----------------------
                                                 Name:   Andrew Ng
                                                 Title: VP Credit Doc. Manager

                                          WACHOVIA BANK, N.A.,

                                            by
                                                  /s/  Sharon L. Prince
                                                 ----- -----------------------
                                                 Name:   Sharon L. Prince
                                                 Title: Vice President